Filed pursuant to Rule 497(c)

under the Securities Act of 1933;

as amended, File No. 333-217551

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ADDITIONAL INFORMATION

Kayne Anderson MLP Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC (referred to herein as “KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”).

This Statement of Additional Information (the “SAI”) relates to the offering, from time to time, of our securities. This SAI does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated June 14, 2017 and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing any of our securities. Investors should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus and any related prospectus supplement.

This SAI is dated June 14, 2017.

Page
INVESTMENT OBJECTIVE	SAI-2
INVESTMENT POLICIES	SAI-2
OUR INVESTMENTS	SAI-4
MANAGEMENT	SAI-10
CONTROL PERSONS	SAI-20
INVESTMENT ADVISER	SAI-23
CODE OF ETHICS	SAI-24
PROXY VOTING PROCEDURES	SAI-24
PORTFOLIO MANAGER INFORMATION	SAI-25
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-26
LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-27
TAX MATTERS	SAI-28
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-30
REGISTRATION STATEMENT	SAI-31
FINANCIAL STATEMENTS	SAI-31
EXPERTS	SAI-31
OTHER SERVICE PROVIDERS	SAI-31

SAI-1

INVESTMENT OBJECTIVE

Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related partnerships, limited liability companies and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the prospectus.

(4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

(1) For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

(2) We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

(3) We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

SAI-2

(4) We may invest up to 15% of our total assets in any single issuer.

(5) We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

(6) We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

(7) Under normal market conditions, our policy is to utilize our debt securities, our revolving credit facility and other borrowings (collectively, “Borrowings”) and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 56.6% of our net asset value as of March 31, 2017). However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

On April 20, 2017, our Board of Directors approved a change to our non-fundamental investment policy related to our use of leverage. The revised policy will be effective June 30, 2017, as follows:

Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 25% - 30% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

For purposes of the temporary investment positions that we take (see “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

SAI-3

OUR INVESTMENTS

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units, but certain variable rate MLPs (as described below) only have one class of limited partners interests – common units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”), usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach target levels, which benefits all security holders of such MLP. The general partner interest may be held by either a private or publicly traded entity. In many cases, the general partner owns common units, subordinated units and IDRs in addition to a general partner interest in the MLP.

In addition to the common unit and subordinated unit structure for MLPs, certain MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity or more cyclical businesses prices and, as a result, more variability in such MLP’s distributable cash flow.

The MLPs in which we invest are currently classified by us as midstream MLPs and shipping MLPs:

•	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services.

•	Shipping MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined petroleum product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays an important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

SAI-4

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this SAI and the prospectus.

Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of a master limited partnership.

Common Units. Common units represent a limited partnership interest in an MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. We intend to purchase common units in market transactions as well as directly from the partnership or other large unitholders in private placements. Unlike owners of common stock of a corporation, common unitholders have limited voting rights and, in most instances, have no ability to annually elect directors. MLPs typically distribute all of their distributable cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. In the more typical structure where the MLP has common units and subordinated units, the common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. Further, in the event of liquidation, common units have preference over subordinated units (but not debt or preferred units), to the remaining assets of the MLP. For MLPs that have adopted variable distribution policies, such MLPs typically do not have subordinated units. As a result, the common units of these MLPs are their only class of limited partnership interests.

Subordinated Units. Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. We may purchase subordinated units directly from these parties as well as newly issued subordinated units from the MLP. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including MLPs with smaller capitalization or potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

SAI-5

General Partner Interests. General partner interests of MLPs are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of such MLP choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Incentive Distribution Rights (“IDRs”). IDRs are typically issued to the MLP’s general partner at formation and entitle the holder to receive cash distributions after the distributions to common unitholders meet certain prescribed levels. Most MLPs with IDRs entitle holders of such IDRs to receive up to 48% of incremental cash distributions after such MLP has increased its distributions to common unitholders by 50% above its MQD.

I-Shares. We will directly invest in I-Shares or other securities issued by master limited partnership affiliates (“MLP affiliate”). I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.

The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions as well as primary issuances directly from such companies or other parties in private placements.

Securities of Private Companies. Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

Debt Securities. The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities (commonly referred to as “junk bonds” or “high yield bonds”), such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, our Adviser’s research and credit analysis is a particularly important part of making investment decisions on securities of this type.

Our Adviser will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition the Adviser believes is sufficient to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

SAI-6

Our Use of Derivatives, Options and Hedging Transactions

Covered Calls. We may write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps. We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments. For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in our prospectus.

Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 15% and 20%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

SAI-7

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the prospectus and this SAI, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

SAI-8

When-Issued and Delayed Delivery Transactions

We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

SAI-9

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Kevin S. McCarthy and William H. Shea, Jr. In accordance with our charter, our Board of Directors is divided into three classes of approximately equal size. Currently, we have five directors as follows with terms of three years and until their successors are duly elected and qualified:

Term	Directors
3-year term until 2019	Anne K. Costin
William H. Shea, Jr.

3-year term until 2017	Gerald I. Isenberg

3-year term until 2018	Steven C. Good
Kevin s. McCarthy

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, of Kayne Anderson or of our underwriters in offerings of our securities from time to time as defined in the 1940 Act. None of the Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, was formerly an affiliate of KACALP. Kevin S. McCarthy is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The address for all directors is 811 Main Street, 14th Floor, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson Energy Development Company (“KED”) and Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), each a closed-end investment company registered under the 1940 Act that is advised by our Adviser.

Independent Directors

Name(2) (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Anne K. Costin (born 1950)	Director	3-year term (until the 2019 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance from 2007 to 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: • KYE

SAI-10

Name(2) (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Steven C. Good (born 1942)	Director	3-year term (until the 2018 Annual Meeting of Stockholders)/served since inception	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	2

Current:

•    KYE

•    OSI Systems, Inc. (specialized electronic products)

•    Rexford Industrial Realty, Inc. (real estate investment trust)

Prior:

•    California Pizza Kitchen, Inc. (restaurant chain)

•    Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2017 Annual Meeting of Stockholders)/served since 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.	2

Current:

•    KYE

•    Teeccino Caffe Inc. (beverage manufacturer and distributor)

•    Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization)

Prior:

•    Kayne Anderson Rudnick Mutual Funds (3) from 1998 to 2002

SAI-11

Name(2) (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William H. Shea, Jr. (born 1954)	Director	3-year term (until the 2019 Annual Meeting of Stockholders)/served since 2008	Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. (BGH) and its predecessors.	2

Current:

•    KYE

•    Mainline Energy Partners, LLC (midstream energy)

•    USA Compression Partners, LP (natural gas compression MLP)

Prior:

•    BGH (general partner of BPL)

•    BPL (midstream MLP)

•    Gibson Energy ULC (midstream energy)

•    Niska Gas Storage Partners LLC (natural gas storage)

•    PVG (owned general partner of PVR)

•    PVR (midstream MLP)

•    Penn Virginia Corporation (oil and gas exploration and production company)

SAI-12

Interested Director

Name(2) (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kevin S. McCarthy(4) (born 1959)	Chairman of the Board of Directors and Chief Executive Officer	3-year term as a director (until the 2018 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Managing Partner of KACALP since June 2004 and Co-Managing Partner of KAFA since 2006. Chief Executive Officer of KYE, KED and KMF since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010).	4

Current:

•    KYE

•    KED

•    KMF

•    Kayne Anderson Acquisition Corp. (special purpose acquisition company)

•    Range Resources Corporation (oil and gas exploration and production company)

Prior:

•    Clearwater Natural Resources, L.P. (coal mining)

•    Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•    Emerge Energy Services LP (frac sand MLP)

•    International Resource Partners LP (coal mining)

					• K-Sea Transportation Partners LP (shipping MLP) • ONEOK, Inc. (midstream company) • ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by our Adviser, and, as a result as of May 31, 2016, the Fund Complex included KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex the Company and KYE, as noted above.
(2)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.
(3)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was as affiliate of KACALP.

SAI-13

(4)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company as defined in the 1940 Act by virtue of his employment relationship with KAFA, our investment adviser.

SAI-14

Officers

Name(2) (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer
James C. Baker (born 1972)	President	Elected annually/served as President since June 2016; served as Executive Vice President from June 2008 to June 2016	Senior Managing Director of KACALP and KAFA since February 2008. President of KYE, KED and KMF since June 2016. Executive Vice President of KYE and KED from June 2008 to June 2016 and of KMF from August 2010 to June 2016.	Current: • KED Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)
J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Managing Partner of KACALP since 2004 and Co-Managing Partner of KAFA since 2006. Assistant Secretary and Assistant Treasurer of KYE since 2005, KED since 2006 and of KMF since August 2010. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since 2005	Managing Director of KACALP since December 2005 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYE since December 2005, of KED since September 2006 and of KMF since August 2010.	Current: • KED • The Source for Women (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President	Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006, of KMF since June 2012 and of KYE since September 2012.	Prior: • VantaCore Partners LP (aggregates MLP)

Jody Meraz (born 1978)	Vice President	Elected annually/served since 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KYE, KED and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer	Elected annually/served since 2013	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at Black Rock Inc. from January 2008 to February 2012.	None

SAI-15

David J. Shladovsky (born 1960)	Secretary	Elected annually/served since inception	General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYE since 2005, of KED since 2006 and of KMF since August 2010.	None

Committees of the Board of Directors

Our Board of Directors has three standing committees: the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”), the Valuation Committee and the Audit Committee.

The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good, Isenberg and Shea are members of the Nominating Committee. The Nominating Committee met three times during the fiscal year ended November 30, 2016. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Good, Isenberg and McCarthy are members of the Valuation Committee. The Valuation Committee met four times during the fiscal year ended November 30, 2016.

The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Ms. Costin and Messrs. Good, Isenberg and Shea serve on the Audit Committee. The Audit Committee met three times during the fiscal year ended November 30, 2016.

Director Compensation

Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $125,000 annual retainer for serving as a director on our board and on the board of KYE. As of March 31, 2017, 86% and 14% of the retainer has been allocated (pro rata based on total assets at the end of each fiscal quarter) to us and KYE, respectively. The chairperson of the Audit Committee will receive additional compensation of $7,500 annually per fund. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting attended in person and $2,000 per Board meeting attended via telephone; $1,500 per Audit Committee meeting; and $500 for other committee meetings. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth compensation by us for the fiscal year ended November 30, 2016 to the Independent Directors. We have no retirement or pension plans.

Name of Director	Aggregate Compensation from Us	Total Compensation from Us and Fund Complex(1)
Anne K. Costin	$132,731	$173,500
Steven C. Good	$136,231	$182,000
Gerald I. Isenberg	$130,231	$168,500
William H. Shea	$128,231	$164,500

(1)	The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.

SAI-16

Security Ownership of Management

As of November 30, 2016, certain officers of our Adviser, including all of our officers, own, in the aggregate, approximately $12 million of our common stock.

The following table sets forth the dollar range of our equity securities beneficially owned by our directors as of November 30, 2016:

Name of Director	Dollar Range(1) of Our Equity Securities Owned by Director(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex(3)
Independent Directors
Anne K. Costin	$10,001 – $50,000	$50,001 – $100,000
Steven C. Good	$50,001 – $100,000	$50,001 – $100,000
Gerald I. Isenberg	$50,001 – $100,000	$50,001 – $100,000
William H. Shea	Over $100,000	Over $100,000
Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000. (2) As of March 31, 2017, our officers and directors, as a group, owned less than 1% of any class of our outstanding equity securities. (3) The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser. Mr. McCarthy also oversees Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, both investment companies managed by our Adviser.

As of January 31, 2017, our Independent Directors (other than Ms. Costin and Mr. Isenberg, as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of January 31, 2017, our Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of either Company’s Common Stock or Preferred Stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

The table below sets forth information about securities owned by our directors and their respective immediate family members, as of January 31, 2017, in entities directly or indirectly controlling, controlled by, or under common control with, our investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company/Partnership	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Real Estate Partners II, LP(1)	Partnership units	$8,714	0.01%
		Kayne Partners Fund III (QP), L.P. (1)	Partnership units	49,776	0.02%
		Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	89,547	0.03%
		Kayne Anderson Non-Traditional Investments, L.P.(1)	Partnership units	87,866	0.14%
		KAFU Holdings (QP), L.P.(1)	Partnership units	16,742	0.00%
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$1,212,749	0.42%

(1)	The parent company of our Adviser may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of our directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us, and each of the directors has served on our Board for a number of years. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operations and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as our directors.

SAI-17

Kevin S. McCarthy. Mr. McCarthy is our Chairman and Chief Executive Officer. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE, KED and KMF, he is also on the board of directors of Kayne Anderson Acquisition Corp. and Range Resources Corporation. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Company and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

Anne K. Costin. Ms. Costin has been a professor at the Amsterdam Institute of Finance from 2007 to 2013. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms Costin retired after a 28-year career at Citigroup, and during the last seven years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. Ms. Costin serves as a director of KYN and KYE. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

Steven C. Good. Mr. Good has worked as an independent consultant since his retirement, effective February 1, 2010, from the accounting firm of CohnReznick LLP, where he had been an active partner since 1976;. He founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP (formerly Good, Swartz, Brown & Berns), and has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good also has many years of experience as the chairman of the audit committees of several public companies. Mr. Good founded California United Bancorp and served as its Chairman through 1993. In addition to his KYN and KYE directorships, Mr. Good currently serves as a director of Rexford Industrial Realty, Inc., a real estate investment trust, and OSI Systems, Inc., a designer and manufacturer of specialized electronic products. Mr. Good also formerly served as a director of California Pizza Kitchen, Inc. and Arden Realty Group, Inc. from 1997 to 2006. Mr. Good holds a B.S. in Business Administration from UCLA and attended its Graduate School of Business. Mr. Good has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing the financial reporting process of a large corporation. In addition, Mr. Good brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Gerald I. Isenberg. Mr. Isenberg has served as a professor emeritus at the University of Southern California School of Cinema-Television since 2007. He also serves as Chief Financial Officer of Teeccino Caffe Inc., a privately-owned beverage manufacturer and distributor. From 1989 to 1995, he was Chief Executive Officer of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks, as well as President and Chief Operating Officer of Hearst Entertainment, the domestic and international television production and distribution division of The Hearst Corporation. From 1989 to 1993, Mr. Isenberg taught as an adjunct professor at the UCLA Graduate School of Film and Television. In addition to his KYN and KYE directorships, Mr. Isenberg also serves as a director of Teeccino Caffe Inc. and as the Chairman of the Caucus for Television Producers, Writers, and Directors, a not-for-profit organization that supplies grants to minority film students to complete their thesis films. Mr. Isenberg received an M.B.A. from Harvard Business School as a Baker Scholar. Mr. Isenberg’s academic and professional career with prominent institutions and companies, much of which is related to financial and strategic planning, is relevant to our oversight. Mr. Isenberg also brings to the Board an understanding of asset management and mutual fund operations and strategy as a result of his service on the Board of Kayne Anderson Rudnick Mutual Funds, formerly an affiliate of KACALP.

William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. He previously served as the Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016 and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. From March 2010 to March 2011, Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYN and KYE directorships, Mr. Shea also serves as director for Mainline Energy Partners, LLC and as director for USA Compression Partners, LP, a natural gas compression MLP. Mr. Shea formerly served as a director of PVG, PVR, Penn Virginia Corporation, BPL, BGH, Gibson Energy ULC, and Niska Gas Storage Partners LLC. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.

SAI-18

Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.”

As part of each regular Board meeting, the Independent Directors meet separately from our Adviser and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board of Directors. Mr. McCarthy is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with our Adviser. The Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure-a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors-is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Company’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Company’s Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

Board Role in Risk Oversight

The Board oversees the services provided by our Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and our Adviser to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

SAI-19

CONTROL PERSONS

As of June 14, 2017, there were no persons who owned more than 25% of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

As of June 14, 2017, the following persons owned of record or beneficially 5% or more of our outstanding common stock:

Name and Address	Shares Held(1)	Percentage of Outstanding Shares(2)
Bank of America Merrill Lynch (US) One Bryant Park 42nd and 6th at the BofA New York, NY 10036-6728	6,359,000	5.6%

(1)	Based on the most recent 13F filings available.
(2)	Based on 114,279,700 shares outstanding as of June 14, 2017.

SAI-20

As of June 14, 2017, the following persons owned of record or beneficially 5% or more of our Series C MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Babson Capital Management LLC and Affiliates 1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	600,000	35.7%

Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	440,000	26.2

Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402	320,000	19.1

Delaware Investment Advisers and Affiliates 2005 Market St, 41-104 Philadelphia, PA 19103	160,000	9.5

Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	160,000	9.5

(1)	Based on 1,680,000 shares outstanding as of June 14, 2017.

SAI-21

As of June 14, 2017, we are not aware of any person owning of record or beneficially 5% or more of our Series F MRP Shares.

As of June 14, 2017, the following persons owned of record or beneficially 5% or more of our Series H MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	800,000	40.0%

Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402	440,000	22.0

Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Boulevard Charlotte, NC 28262	440,000	22.0

Voya Investment Management LLC 5780 Powers Ferry Road NW Suite 300 Atlanta, GA 30327-4347	320,000	16.0

(1)	Based on 2,000,000 shares outstanding as of June 14, 2017.

As of June 14, 2017, the following persons owned of record or beneficially 5% or more of our Series I MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
AIG Asset Management 2929 Allen Parkway, A36-04 Houston, TX 77019-2155	240,000	24.0%

The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616	200,000	20.0

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	200,000	20.0

Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Boulevard Charlotte, NC 28262	160,000	16.0

Principal Global Investors, LLC 711 High Street, 6-26 Des Moines, IA 50392-0800	120,000	12.0

Athene Asset Management, L.P. 7700 Mills Civic Parkway West Des Moines, IA 50266	80,000	8.0

(1)	Based on 1,000,000 shares outstanding as of June 14, 2017.

As of June 14, 2017, the following persons owned of record or beneficially 5% or more of our Series J MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Voya Investment Management LLC 5780 Powers Ferry Road NW Suite 300 Atlanta, GA 30327-4347	2,000,000	100.0%

(1)	Based on 2,000,000 shares outstanding as of June 14, 2017.

SAI-22

INVESTMENT ADVISER

Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. Our Adviser is located at 811 Main Street, 14th Floor, Houston, Texas 77002.

Our Adviser provides services pursuant to an investment management agreement (the “Investment Management Agreement”). We pay our Adviser a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets. Our Adviser has agreed, for a period of one year ending on March 31, 2018, to waive a portion of its management fee. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.5 billion, a fee of 1.25% on average total assets between $4.5 billion and $9.5 billion, a fee of 1.125% on average total assets between $9.5 billion and $14.5 billion, and a fee of 1.0% on average total assets in excess of $14.5 billion. For purposes of calculating the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us. Investment management (net of fee waiver) fees for the fiscal years ended November 30, 2016, 2015 and 2014 were $49.9 million, $82.3 million and $95.8 million, respectively. During the fiscal years ending November 30, 2016, 2015 and 2014, our management fee (net of fee waiver) was approximately 2.5%, 2.6% and 2.4%, respectively, of our average net assets.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2017 so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

In addition to our Adviser’s fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel (including those who are affiliates of our Adviser) reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of distributions to investors.

On September 14, 2006, at an in-person meeting of the Board of Directors, the Board considered the approval of an Investment Management Agreement with KACALP. Following the recommendation of the Board, at a special meeting of stockholders held on December 12, 2006, stockholders approved the Investment Management Agreement with KAFA described above. Effective December 31, 2006, KACALP assigned the Investment Management Agreement to KAFA. That assignment occurred only for internal organizational purposes and did not result in any change of management, control or portfolio management personnel and did not cause a termination of the Investment Management Agreement.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 26.9% of our total assets as of March 31, 2017.

The most recent discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2016 filed with the SEC on January 27, 2017.

SAI-23

CODE OF ETHICS

We and our Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.

Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

PROXY VOTING PROCEDURES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Adviser’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in the best interest of the Company, our Adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that our Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how our Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.

Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

SAI-24

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2016. We and Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We pay our Adviser a management fee at an annual rate of 1.375% of our average total assets. Our Adviser has agreed, for a period of one year ending on March 31, 2018, to waive a portion of its management fee. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.5 billion, a fee of 1.25% on average total assets between $4.5 billion and $9.5 billion, a fee of 1.125% on average total assets between $9.5 billion and $14.5 billion, and a fee of 1.0% on average total assets in excess of $14.5 billion.

Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

SAI-25

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below. Information is shown as of November 30, 2016. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	3	$1,529	2	$508	12	$347
J.C. Frey	5	$1,994	12	$3,066	16	$1,119

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2016. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	—	N/A	2	$508	12	$347
J.C. Frey	—	N/A	10	$2,942	4	$347

Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from Kayne Anderson based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2016, Mr. McCarthy and Mr. Frey owned over $1,000,000 of our equity, and through their limited partnership interests in KACALP, which owns 285,929 shares of our common stock (with a value of approximately $5.6 million), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board of Directors, our Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of our Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, our Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by our Adviser and/or its affiliates. If approved by our Board, our Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

SAI-26

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In light of the above, in selecting brokers, our Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if our Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to our Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to our Adviser under the Investment Management Agreement are not reduced as a result of receipt by our Adviser of research services.

The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by our Adviser in servicing some or all of its accounts; not all of such services may be used by our Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, our Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by our Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

For the fiscal years ended November 30, 2014, November 30, 2015 and November 30, 2016, we did not pay any brokerage commissions.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty,

SAI-27

(b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul Hastings LLP, our counsel.

Matters Addressed

This section and the discussion in our prospectus (see “Certain United States Federal Income Tax Considerations”) provide a general summary of certain U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust.

Tax Characterization for U.S. Federal Income Tax Purposes

We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our net taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation, which could apply in lieu of the regular corporate income tax. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make distributions or interest payments on our securities. We are also obligated to pay state income tax on our taxable income.

The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

SAI-28

In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.

Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in particular MLPs from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our initial tax basis in an MLP is generally the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. As a corporation, we are not eligible for the favorable federal income tax rates applicable to long-term capital gains for individuals. Thus, we are subject to federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 35%.

In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

We have not elected, and we do not expect to elect, to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we would not be able to meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.

Tax Consequences to Investors

The federal income tax consequences to the owners of our securities will be determined by their income, gain or loss on their investment in our securities rather than in the underlying MLPs. Gain or loss on an investment in our securities generally will be determined based on the difference between the proceeds received by the shareholder on a taxable disposition of our securities compared to such shareholder’s adjusted tax basis in our securities. The initial tax basis in our securities will be the amount paid for such securities plus certain transaction costs. Distributions that we pay on our securities will constitute taxable income to a shareholder to the extent of our current and accumulated earnings and profits. We will inform securities holders of the taxable amount of our distributions and the amount constituting qualified dividend income eligible for federal taxation at long-term capital gain rates. Distributions paid with respect to our securities that exceed our current and accumulated earnings and profits will be treated by holders as a return of capital to the extent of the holder’s adjusted tax basis and, thereafter, as capital gain. The owners of our common and preferred stock will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on our payments of interest, distributions with respect to our stock, and on gross proceeds from the sale or other disposition of our shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable and subject to any applicable intergovernmental agreements, withholding under FATCA is required: (i) generally with respect to payments of interest and distributions from us; and (ii) with respect to gross proceeds from a sale or disposition of our shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. Application of this withholding tax does not depend on whether a payment would otherwise be exempt from U.S. federal withholding tax under other exemptions described with respect to Non-U.S. Holders. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

SAI-29

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

SAI-30

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including amendments thereto, relating to our securities offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus, prospectus supplements and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our securities offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus, prospectus supplements and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Our financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2016 (the “2016 Audited Financial Statements”), contained in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2016, were filed by us with the SEC on January 27, 2017 (the “2016 Annual Report”). The 2016 Audited Financial Statements are hereby incorporated by reference into, and are made part of, this SAI. A copy of the 2016 Audited Financial Statements must accompany the delivery of this SAI.

You can obtain, without charge, copies of our 2016 Audited Financial Statements, our 2016 Annual Report and our SAI. Copies of our SAI, annual reports, including our 2016 Annual Report, our semi-annual and quarterly reports to stockholders (when available), and additional information about us may be obtained by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at http://www.kaynefunds.com. The information contained in or accessed through, our website is not a part of this Prospectus or SAI. You may also obtain a copy of such reports, proxy statements, the Prospectus and the SAI (and other information regarding the Company) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Company’s annual and semi-annual reports (when available) and other information regarding the Company, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C.

EXPERTS

The 2016 Audited Financial Statements incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included in reliance upon their report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 601 South Figueroa, Los Angeles, California 90017.

OTHER SERVICE PROVIDERS

JPMorgan Chase Bank, N.A., located at 383 Madison Avenue, Fourth Floor, New York, New York 10179, acts as our custodian. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 4524665, provides certain administrative services for us and also acts as our fund accountant providing accounting services.

SAI-31

Financial Statements as of and for the Year Ended November 30, 2016

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Long-Term Investments — 177.5%
Equity Investments(1) — 177.5%
Midstream MLP(2) — 165.3%
Antero Midstream Partners LP	888	$25,015
Arc Logistics Partners LP	1,942	28,638
Buckeye Partners, L.P.	2,748	176,817
Cheniere Energy Partners, L.P.	137	4,032
Crestwood Equity Partners LP	1,363	30,528
DCP Midstream Partners, LP	6,054	209,636
Dominion Midstream Partners, LP	267	6,823
Enable Midstream Partners, LP	190	2,968
Enbridge Energy Management, L.L.C.(3)	2,154	53,812
Enbridge Energy Partners, L.P.	2,622	64,773
Energy Transfer Partners, L.P.(4)	10,691	375,473
EnLink Midstream Partners, LP	4,120	72,181
Enterprise Products Partners L.P.	18,731	485,702
EQT Midstream Partners, LP	704	51,534
Global Partners LP	760	12,015
Magellan Midstream Partners, L.P.	2,304	159,520
Midcoast Energy Partners, L.P.	2,294	14,339
MPLX LP	4,578	150,372
MPLX LP — Convertible Preferred Units(5)(6)(7)	2,255	85,118
NGL Energy Partners LP	257	4,764
Noble Midstream Partners LP(8)	284	9,098
NuStar Energy L.P.	216	10,317
ONEOK Partners, L.P.(9)(10)	6,957	290,797
PBF Logistics LP	1,505	28,071
PennTex Midstream Partners, LP	336	5,284
Phillips 66 Partners LP	227	10,263
Plains All American Pipeline, L.P.(10)	8,875	292,429
Plains GP Holdings, L.P.(10)	23	817
Plains GP Holdings, L.P. — Plains AAP, L.P.(7)(10)(11)	1,278	44,918
Rice Midstream Partners LP(5)(7)	581	12,304
Shell Midstream Partners, L.P.	575	15,867
Spectra Energy Partners, LP	777	33,027
Sprague Resources LP	737	16,610
Summit Midstream Partners, LP	881	19,776
Sunoco Logistics Partners L.P.(4)	3,843	91,035
Tallgrass Energy Partners, LP	1,326	62,124
TC PipeLines, LP	221	11,730
Tesoro Logistics LP	410	19,328
Western Gas Partners, LP	3,707	211,545
Western Gas Partners, LP — Convertible Preferred Units(5)(7)(12)	134	7,839
Williams Partners L.P.	10,902	397,917

		3,605,156

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Midstream Company — 7.7%
Tallgrass Energy GP, LP	71	$1,728
Targa Resources Corp.(9)	3,120	166,262

		167,990

Shipping MLP — 2.9%
Capital Product Partners L.P. — Class B Units(5)(7)(13)	3,030	20,970
Dynagas LNG Partners LP	831	12,882
Golar LNG Partners LP	1,344	29,947

		63,799

General Partner MLP — 0.9%
Energy Transfer Equity, L.P.	927	15,792
Western Gas Equity Partners, LP	67	2,868

		18,660

Other —0.7%
Clearwater Trust (5)(7)(10)(14)	N/A	90
SunCoke Energy Partners, L.P.	801	15,860

		15,950

Total Long-Term Investments — 177.5% (Cost — $2,816,599)		3,871,555

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(15)
Midstream MLP
ONEOK Partners, L.P.	$41.00	12/16/16	250	(40)
ONEOK Partners, L.P.	42.00	12/16/16	250	(25)

				(65)

Midstream Company
Targa Resources Corp.	50.00	12/16/16	500	(216)

Total Call Option Contracts Written (Premiums Received — $124)				(281)

Debt				(810,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(300,000)
Deferred Income Tax Liability				(594,842)
Income Tax Receivable				18,470
Other Liabilities in Excess of Other Assets				(4,121)

Net Assets Applicable to Common Stockholders				$2,180,781

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Dividends are paid-in-kind.

(4)	On November 21, 2016, Energy Transfer Partners, L.P. (“ETP”) and Sunoco Logistics Partners L.P. (“SXL”) announced an agreement to combine in a unit-for-unit merger.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016

(amounts in 000’s, except number of option contracts)

(5)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(6)	On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.528125 per unit for the first two years and thereafter will pay the higher of (a) $0.528125 per unit or (b) the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis. The MPLX Convertible Preferred Units have a one-year lock-up through May 13, 2017. Holders of the MPLX Convertible Preferred Units may convert on a one-for-one basis to MPLX common units any time after May 13, 2019.

(7)	The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of November 30, 2016, the aggregate value of restricted securities held by the Company was $171,239 (4.4% of total assets). See Note 7 — Restricted Securities.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	Security or a portion thereof is segregated as collateral on option contracts written.

(10)	The Company believes that it is an affiliate of Clearwater Trust, Plains AAP, L.P. (“PAGP-AAP”), Plains All American Pipeline, L.P. (“PAA”) and Plains GP Holdings, L.P. (“PAGP”). The Company does not believe that it is an affiliate of ONEOK Partners, L.P. See Note 5 — Agreements and Affiliations.

(11)	The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2016, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(12)	On April 15, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“WES Convertible Preferred Units”) from Western Gas Partners, LP (“WES”). The WES Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.68 per unit. The WES Convertible Preferred Units have a one-year lock-up through March 14, 2017, and holders of the WES Convertible Preferred Units may convert on a one-for-one basis into common units of WES any time after March 14, 2018.

(13)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the fourth quarter.

(14)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

(15)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2016

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,673,881)	$3,533,301
Affiliated (Cost — $142,718)	338,254

Total investments (Cost — $2,816,599)	3,871,555
Cash	1,095
Deposits with brokers	251
Receivable for securities sold	22,622
Dividends and distributions receivable	910
Income tax receivable	18,470
Deferred debt and preferred stock offering costs and other assets	8,648

Total Assets	3,923,551

LIABILITIES
Payable for securities purchased	9,562
Investment management fee payable	13,286
Accrued directors’ fees and expenses	126
Call option contracts written (Premiums received — $124)	281
Accrued expenses and other liabilities	14,673
Deferred income tax liability	594,842
Term loan	43,000
Notes	767,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (12,000,000 shares issued and outstanding)	300,000

Total Liabilities	1,742,770

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,180,781

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (113,687,509 shares issued and outstanding, 188,000,000 shares authorized)	$114
Paid-in capital	2,124,102
Accumulated net investment loss, net of income taxes, less dividends	(1,408,226)
Accumulated realized gains, net of income taxes	799,062
Net unrealized gains, net of income taxes	665,729

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,180,781

NET ASSET VALUE PER COMMON SHARE	$19.18

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$275,374
Affiliated investments	26,117

Total dividends and distributions	301,491
Return of capital	(283,982)
Distributions in excess of cost basis	(6,201)

Net dividends and distributions	11,308
Interest income	102

Total Investment Income	11,410

Expenses
Investment management fees	49,947
Administration fees	1,227
Directors’ fees and expenses	525
Professional fees	500
Reports to stockholders	415
Custodian fees	209
Insurance	205
Other expenses	781

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	53,809
Interest expense including amortization and write-off of offering costs	36,547
Distributions on mandatory redeemable preferred stock including amortization and write-off of offering costs	20,383

Total expenses — before taxes	110,739

Net Investment Loss — Before Taxes	(99,329)
Current income tax expense	(4,580)
Deferred income tax benefit	34,861

Net Investment Loss	(69,048)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	168,172
Investments — affiliated	7,488
Options	2,389
Current income tax benefit	10,034
Deferred income tax expense	(76,376)

Net Realized Gains	111,707

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	246,449
Investments — affiliated	89,893
Options	(157)
Deferred income tax expense	(125,264)

Net Change in Unrealized Gains	210,921

Net Realized and Unrealized Gains	322,628

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$253,580

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015
OPERATIONS
Net investment loss, net of tax(1)	$(69,048)	$(58,462)
Net realized gains (losses), net of tax	111,707	(45,613)
Net change in unrealized gains (losses), net of tax	210,921	(1,549,027)

Net Increase (Decrease) in Net Assets Resulting from Operations	253,580	(1,653,102)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	—	(237,809)
Distributions — return of capital	(248,172)	(52,871)

Dividends and Distributions to Common Stockholders	(248,172)	(290,680)

CAPITAL STOCK TRANSACTIONS
Issuance of 665,037 and 811,419 shares of common stock, respectively	10,035 (3)	29,388
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(609)
Issuance of 1,497,460 and 1,035,258 shares of common stock from reinvestment of dividends and distributions, respectively	23,736	29,783

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	33,771	58,562

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	39,179	(1,885,220)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	2,141,602	4,026,822

End of year	$2,180,781	$2,141,602

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. Distributions in the amount of $17,811 paid to holders of MRP Shares for the fiscal year ended November 30, 2016 were characterized as distributions (return of capital). Distributions in the amount of $23,251 paid to holders of MRP Shares for the fiscal year ended November 30, 2015, were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	Distributions paid to common stockholders for the fiscal years ended November 30, 2016 and 2015 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(3)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $10,035 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. See Note 13 — Common Stock.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$253,580
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	283,982
Distributions in excess of cost basis	6,201
Net realized gains	(178,049)
Net unrealized gains	(336,185)
Purchase of long-term investments	(516,557)
Proceeds from sale of long-term investments	795,593
Increase in receivable for securities sold	(14,241)
Decrease in interest, dividends and distributions receivable	153
Increase in income tax receivable	(5,610)
Amortization and write-off of deferred debt offering costs	2,362
Amortization and write-off of mandatory redeemable preferred stock offering costs	2,573
Increase in other assets	(38)
Increase in payable for securities purchased	3,421
Decrease in investment management fee payable	(2,726)
Increase in accrued directors’ fees and expenses	2
Increase in premiums received on call option contracts written	124
Decrease in accrued expenses and other liabilities	(6,658)
Increase in deferred income tax liability	166,779

Net Cash Provided by Operating Activities	454,706

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under term loan	43,000
Proceeds from issuance of shares of common stock	10,035
Proceeds from offering of mandatory redeemable preferred stock	50,000
Redemption of notes	(264,000)
Redemption of mandatory redeemable preferred stock	(214,000)
Costs associated with renewal of credit facility	(1,230)
Costs associated with offering of mandatory redeemable preferred stock	(717)
Cash distributions paid to common stockholders	(224,436)

Net Cash Used in Financing Activities	(601,348)

NET DECREASE IN CASH	(146,642)
CASH — BEGINNING OF YEAR	147,737

CASH — END OF YEAR	$1,095

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $23,736 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2016, interest paid related to debt obligations was $39,157 and income tax paid was $156.

The Company received $4,750 of paid-in-kind dividends during the fiscal year ended November 30, 2016. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015	2014

Per Share of Common Stock(1)
Net asset value, beginning of period	$19.20	$36.71	$34.30
Net investment income (loss)(2)	(0.61)	(0.53)	(0.76)
Net realized and unrealized gain (loss)	2.80	(14.39)	5.64

Total income (loss) from operations	2.19	(14.92)	4.88

Dividends and distributions — auction rate preferred(2)(3)	—	—	—

Common dividends(3)	—	(2.15)	(2.28)
Common distributions — return of capital(3)	(2.20)	(0.48)	(0.25)

Total dividends and distributions — common	(2.20)	(2.63)	(2.53)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	—	0.03	0.06
Effect of shares issued in reinvestment of distributions	(0.01)	0.01	—

Total capital stock transactions	(0.01)	0.04	0.06

Net asset value, end of period	$19.18	$19.20	$36.71

Market value per share of common stock, end of period	$19.72	$18.23	$38.14

Total investment return based on common stock market value(4)	24.1%	(47.7)%	9.9%
Total investment return based on net asset value(5)	14.6%	(42.8)%	14.8%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$2,180,781	$2,141,602	$4,026,822
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.6%	2.4%
Other expenses	0.2	0.1	0.1

Subtotal	2.7	2.7	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.8	2.4	1.8
Income tax expense(7)	7.9	—	8.3

Total expenses	13.4%	5.1%	12.6%

Ratio of net investment income (loss) to average net assets(2)	(3.4)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	12.5%	(51.7)%	13.2%
Portfolio turnover rate	14.5%	17.1%	17.6%
Average net assets	$2,031,206	$3,195,445	$3,967,458
Notes outstanding, end of period	$767,000	$1,031,000	$1,435,000
Credit facility outstanding, end of period	$—	$—	$—
Term loan outstanding, end of period	$43,000	$—	$51,000
Auction rate preferred stock, end of period	$—	$—	$—
Mandatory redeemable preferred stock, end of period	$300,000	$464,000	$524,000
Average shares of common stock outstanding	112,967,480	110,809,350	107,305,514
Asset coverage of total debt(8)	406.3%	352.7%	406.2%
Asset coverage of total leverage (debt and preferred stock)(9)	296.5%	243.3%	300.3%
Average amount of borrowings per share of common stock during the period(1)	$7.06	$11.95	$13.23

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011	2010

Per Share of Common Stock(1)
Net asset value, beginning of period	$28.51	$27.01	$26.67	$20.13
Net investment income (loss)(2)	(0.73)	(0.71)	(0.69)	(0.44)
Net realized and unrealized gain (loss)	8.72	4.27	2.91	8.72

Total income (loss) from operations	7.99	3.56	2.22	8.28

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends(3)	(1.54)	(1.54)	(1.26)	(0.84)
Common distributions — return of capital(3)	(0.75)	(0.55)	(0.72)	(1.08)

Total dividends and distributions — common	(2.29)	(2.09)	(1.98)	(1.92)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.09	0.02	0.09	0.16
Effect of shares issued in reinvestment of distributions	—	0.01	0.01	0.02

Total capital stock transactions	0.09	0.03	0.10	0.18

Net asset value, end of period	$34.30	$28.51	$27.01	$26.67

Market value per share of common stock, end of period	$37.23	$31.13	$28.03	$28.49

Total investment return based on common stock market value(4)	28.2%	19.3%	5.6%	26.0%
Total investment return based on net asset value(5)	29.0%	13.4%	8.7%	43.2%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$3,443,916	$2,520,821	$2,029,603	$1,825,891
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%	2.1%
Other expenses	0.1	0.2	0.2	0.2

Subtotal	2.5	2.6	2.6	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1	2.4	2.3	1.9
Income tax expense(7)	14.4	7.2	4.8	20.5

Total expenses	19.0%	12.2%	9.7%	24.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.5)%	(2.5)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.3%	11.6%	7.7%	34.6%
Portfolio turnover rate	21.2%	20.4%	22.3%	18.7%
Average net assets	$3,027,563	$2,346,249	$1,971,469	$1,432,266
Notes outstanding, end of period	$1,175,000	$890,000	$775,000	$620,000
Credit facility outstanding, end of period	$69,000	$19,000	$—	$—
Term loan outstanding, end of period	$—	$—	$—	$—
Auction rate preferred stock, end of period	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period	$449,000	$374,000	$260,000	$160,000
Average shares of common stock outstanding	94,658,194	82,809,687	72,661,162	60,762,952
Asset coverage of total debt(8)	412.9%	418.5%	395.4%	420.3%
Asset coverage of total leverage (debt and preferred stock)(9)	303.4%	296.5%	296.1%	334.1%
Average amount of borrowings per share of common stock during the period(1)	$11.70	$10.80	$10.09	$7.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2009	2008	2007

Per Share of Common Stock(1)
Net asset value, beginning of period	$14.74	$30.08	$28.99
Net investment income (loss)(2)	(0.33)	(0.73)	(0.73)
Net realized and unrealized gain (loss)	7.50	(12.56)	3.58

Total income (loss) from operations	7.17	(13.29)	2.85

Dividends and distributions — auction rate preferred(2)(3)	(0.01)	(0.10)	(0.10)

Common dividends(3)	—	—	(0.09)
Common distributions — return of capital(3)	(1.94)	(1.99)	(1.84)

Total dividends and distributions — common	(1.94)	(1.99)	(1.93)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	0.12	—	0.26
Effect of shares issued in reinvestment of distributions	0.05	0.04	0.01

Total capital stock transactions	0.17	0.04	0.27

Net asset value, end of period	$20.13	$14.74	$30.08

Market value per share of common stock, end of period	$24.43	$13.37	$28.27

Total investment return based on common stock market value(4)	103.0%	(48.8)%	(4.4)%
Total investment return based on net asset value(5)	51.7%	(46.9)%	10.2%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$1,038,277	$651,156	$1,300,030
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.1%	2.2%	2.3%
Other expenses	0.4	0.3	0.2

Subtotal	2.5	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.5	3.4	2.3
Income tax expense(7)	25.4	—	3.5

Total expenses	30.4%	5.9%	8.3%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(2.8)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	43.2%	(51.2)%	7.3%
Portfolio turnover rate	28.9%	6.7%	10.6%
Average net assets	$774,999	$1,143,192	$1,302,425
Notes outstanding, end of period	$370,000	$304,000	$505,000
Credit facility outstanding, end of period	$—	$—	$97,000
Term loan outstanding, end of period	$—	$—	$—
Auction rate preferred stock, end of period	$75,000	$75,000	$75,000
Mandatory redeemable preferred stock, end of period	$—	$—	$—
Average shares of common stock outstanding	46,894,632	43,671,666	41,134,949
Asset coverage of total debt(8)	400.9%	338.9%	328.4%
Asset coverage of total leverage (debt and preferred stock)(9)	333.3%	271.8%	292.0%
Average amount of borrowings per share of common stock during the period(1)	$6.79	$11.52	$12.14

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal years ended November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the year.

(8)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(9)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2016, the Company held 5.8% of its net assets applicable to common stockholders (3.2% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors. The aggregate fair value of these securities at November 30, 2016 was $126,321. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. During the fiscal year ended November 30, 2016, the Company did not enter into any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2016, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it had also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Since its inception, the Company has estimated that 90% of distributions received from its MLP investments were return of capital distributions. This estimate is adjusted to actual in the subsequent fiscal year when tax reporting information related to the Company’s MLP investments is received. Based on the actual return of capital during the previous two years, the Company revised its estimate of return of capital related to MLP investments to 91%.” Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the fiscal year ended November 30, 2016, the Company estimated $283,982 of return of capital and $6,201 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

For the Fiscal Year Ended November 30, 2016
Return of capital portion of dividends and distributions received	94%
Return of capital — attributable to net realized gains (losses)	$17,761
Return of capital — attributable to net change in unrealized gains (losses)	266,221

Total return of capital	$283,982

For the fiscal year ended November 30, 2016, the Company estimated the return of capital portion of distributions received to be $259,968 (86%). This amount was increased by $24,014 due to 2015 tax reporting information received by the Company in the third quarter of fiscal 2016. As a result, the return of capital percentage for the fiscal year ended November 30, 2016 was 94%.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the fiscal year ended November 30, 2016, the Company received $4,750 of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C.

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

K. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

Since the Company’s inception, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, the Company is assessing the anticipated impact of these regulatory developments and will adopt these when they become effective.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. ASU No. 2015-03 and ASU No. 2015-15 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, and should be applied retrospectively. The Company will adopt these changes related to balance sheet presentation in fiscal 2017 when they become effective.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at November 30, 2016, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,871,555	$3,700,316	$44,918	(1)	$126,321

Liabilities at Fair Value
Call option contracts written	$281	$—	$281		$—

(1)	The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2016, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

For the fiscal year ended November 30, 2016, there were no transfers between Level 1 and Level 2.

As of November 30, 2016, the Company had Notes outstanding with aggregate principal amount of $767,000 and 12,000,000 shares of MRP Shares outstanding with a total liquidation value of $300,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $300,000 of MRP Shares, Series F ($125,000 liquidation value) is publicly traded on the NYSE. As a result, the Company categorizes this series of MRP Shares as Level 1 securities. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($767,000 aggregate principal amount) and the remaining MRP Shares ($175,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2016, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series W, Y through GG and II through OO)	$767,000	$784,700
MRP Shares (Series B, C, H, I and J)	$175,000	$176,100
MRP Shares (Series F)	$125,000	$127,050

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2016.

Equity Investments
Balance — November 30, 2015	$21,926
Purchases	113,916
Transfers out to Level 1 and 2	(25,001)
Realized gains (losses)	—
Unrealized gains (losses), net	15,480

Balance — November 30, 2016	$126,321

The purchases of $113,916 relates to the Company’s investments in Sunoco LP common units (December 2015), Western Gas Partners, LP convertible preferred units (April 2016), MPLX LP convertible preferred units (May 2016) and Rice Midstream Partners LP common units (October 2016).

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The $25,001 transfers out to Level 1 relates to the Company’s investment in Sunoco LP that became marketable during the second quarter of 2016. The Company utilizes the beginning of the reporting period method for determining transfer between levels.

The $15,480 of net unrealized gains relates to investments that are still held at the end of the reporting period, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”), MPLX LP (“MPLX”) and Western Gas Partners, LP (“WES”) that were issued in private placements. The convertible preferred units are convertible on a one-for-one basis into common units and are senior to the underlying common units of CPLP, MPLX and WES in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for companies in a similar line of business for CPLP and the credit spread of the MLP’s unsecured notes in the case of MPLX and WES, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using the pricing model. For MPLX and WES, the Company applies a discount to the value derived from the convertible pricing model to account for the expected period of illiquidity. In each case, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

The Company also has a private investment in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. Clearwater Trust has agreed to sell this overriding royalty interest and is receiving monthly installment payments through September 2017 from the buyer as payment for this royalty interest. The Company values its interest in Clearwater Trust based on the discounted cash flow from the expected monthly installment payments. Generally an increase in the discount rate selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of November 30, 2016:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Rice Midstream Partners LP (PIPE) – valued based on a discount to market value	$12,304	- Discount to publicly-traded securities	- Current discount	1.8%	1.8%	1.8%

MPLX and WES – valued based on pricing model	92,957	- Convertible pricing model	- Credit spread - Volatility - Illiquidity discount	4.0% 30.0% 0.5%	4.9% 35.0% 0.9%	4.6% 32.5% 0.9%

CPLP – valued based on pricing model	20,970	- Convertible pricing model	- Credit spread - Volatility - Discount for marketability	7.8% 40.0% 10.0%	8.5% 45.0% 10.0%	8.1% 42.5% 10.0%

Clearwater Trust	90	- Discounted cash flow	- Discount rate	20%	20%	20%

Total	$126,321

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2016, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	95.7%
Midstream Energy Companies	99.6%
Largest single issuer	12.5%
Restricted securities	4.4%

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000 and a fee of 1.0% on average total assets in excess of $14,500,000. On March 9, 2016, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2017 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the fiscal year ended November 30, 2016, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Clearwater Trust — At November 30, 2016, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, began serving as a director of ONEOK, Inc. (“OKE”) during December of 2015. OKE is the general partner of ONEOK Partners, L.P. (“OKS”). Despite Mr. McCarthy’s participation on the board of OKE, the Company does not believe it is an affiliate of OKE or OKS because the Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

The following table summarizes the Company’s investments in affiliates as of November 30, 2016:

Investment	No. of Shares/Units (in 000’s)	Dividends and Distributions Received During the Fiscal Year Ended November 30, 2016	Value
Clearwater Trust	N/A	$63	$90
Plains All American Pipeline, L.P.	8,875	22,400	292,429
Plains GP Holdings, L.P.	23	593	817
Plains GP Holdings, L.P. — Plains AAP, L.P.	1,278	3,061	44,918

Total		$26,117	$338,254

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, if any.

During the fourth quarter of fiscal 2016, the Company changed its state tax rate from 1.66% to 1.76% (net of federal benefit) based on updated state apportionment information. During the fiscal year ended November 30, 2016, the Company paid $156 of state income taxes. As of November 30, 2016, the components of the Company’s tax assets and liabilities are as follows.

Income tax receivable	$18,470
Deferred tax assets:
Net operating loss carryforwards — Federal	$76,026
Net operating loss carryforwards — State	5,538
Capital loss carryforwards — State	1,396
AMT credit carryforwards	3,631
Deferred tax liabilities:
Net unrealized gains on investment securities	(681,433)

Total deferred income tax liability, net	$(594,842)

For the fiscal year ended November 30, 2016, the Company generated a net operating loss of $128,314. In addition, the Company generated a federal capital loss of $52,848 that expires in 2021 and can be carried back to the three preceding tax years. It is anticipated that the capital losses generated during the fiscal year ended November 30, 2016 will be carried back to offset prior capital gains and taxable income resulting in federal refunds of approximately $7,740. These carryback claims are expected to be filed shortly after filing the fiscal 2016 tax returns in August 2017. The Company is also exploring the ability to carry back claims in various states.

During the fourth quarter of fiscal 2016, the Company filed federal carryback claims related to a net operating loss in fiscal 2015. On December 27, 2016, the Company received refunds of $10,790 related to these carryback claims.

At November 30, 2016, the Company had a federal net operating loss carryforward of $223,104 (deferred tax asset of $76,026). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforward begins to expire in 2030. In addition, the Company has state net operating loss carryforwards of $204,542 (deferred tax asset of $5,538). The majority of the state net operating loss carryforwards expires during 2035.

At November 30, 2016, the Company had a state capital loss carryforward of $52,848 (deferred tax asset of $1,396). Realization of the capital loss carryforward is dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2021.

At November 30, 2016, the Company had alternative minimum tax (“AMT”) credit carryforwards of $3,631. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Fiscal Year Ended November 30, 2016
Computed federal income tax expense at 35%	$(145,217)
State income tax expense, net of federal tax	(7,743)
Effect of change in state tax rate (0.10% increase)	(1,163)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(7,202)

Total income tax expense	$(161,325)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, the Company reduces the GAAP and tax cost basis of its MLP investments by the cash distributions received, and increases or decreases the tax cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2016, the Company reduced its tax cost basis by $258,092 due to its fiscal 2015 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective for the fiscal year beginning December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may result in a reclassification of approximately $47,752 of the Company’s deferred tax liability to a current tax liability. Pursuant to IRS regulations, the Company will recognize the effect of the tax accounting method change over four years beginning in fiscal 2015, which results in previously unrealized gains being recognized in taxable income (potential current tax liability of approximately $11,938 each year). The change in tax accounting method may not result in a current tax liability if the Company has a taxable loss in each of the four years or has sufficient net operating loss carryforwards to offset the income attributable to the change in tax accounting method. During the fiscal year ended November 30, 2016, the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Company generated a taxable loss, and as such, was not subject to a current year tax liability. The tax accounting method change does not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

At November 30, 2016, the cost basis of investments for federal income tax purposes was $2,082,155 and the premiums received on outstanding option contracts written were $124. The cost basis for federal income tax purposes is $734,444 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At November 30, 2016, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,856,228
Gross unrealized depreciation of investments (including options)	(66,986)

Net unrealized appreciation of investments	$1,789,242

7. Restricted	Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2016, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P. — Plains AAP, L.P.	(2)	(3)	1,278	$9,444	$44,918	$35.16	2.1%	1.2%

Level 3 Investments(4)
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,030	$18,054	$20,970	$6.92	1.0%	0.5%
Clearwater Trust
Trust Interest	(6)	(7)	N/A	2,695	90	N/A	—	—
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,148	85,118	37.74	3.9	2.2
Rice Midstream Partners LP
Common Units	10/7/16	(5)	581	12,375	12,304	21.16	0.6	0.3
Western Gas Partners, LP
Convertible Preferred Units	4/15/16	(5)	134	4,214	7,839	58.34	0.3	0.2

Total				$109,486	$126,321		5.8%	3.2%

Total of all restricted securities				$118,930	$171,239		7.9%	4.4%

(1)	The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of November 30, 2016, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be free of any restriction.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(7)	Unregistered security of a private trust.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2016 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2015	—	$—
Options written	41,670	3,927
Options subsequently repurchased(1)	(24,100)	(2,206)
Options exercised	(11,160)	(1,012)
Options expired	(5,410)	(585)

Options outstanding at November 30, 2016(2)	1,000	$124

(1)	The price at which the Company subsequently repurchased the options was $402 which resulted in net realized gains of $1,804.
(2)	The percentage of long-term investments subject to call options written was 0.1% at November 30, 2016.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2016, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of November 30, 2016
Call options written	Call option contracts written	$(281)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations:

		For the Fiscal Year Ended November 30, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$2,389	$(157)

9.    Investment Transactions

For the fiscal year ended November 30, 2016, the Company purchased and sold securities in the amounts of $516,557 and $795,593 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At November 30, 2016, the Company had a $150,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

For the fiscal year ended November 30, 2016, the Company did not have any borrowings outstanding under the Credit Facility. Under the terms of the Credit Facility, the Company is unable to borrow unless its net assets exceed a minimum net asset value threshold ($800,507 as of November 30, 2016). As of November 30, 2016, the Company was able to borrow under the Credit Facility because its net asset value ($2,180,781) was above the minimum net asset threshold.

At November 30, 2016, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. For the fiscal year ended November 30, 2016, the average amount outstanding under the Term Loan was $8,880 with a weighted average interest rate of 1.86%. Under the terms of the Term Loan the Company is unable to borrow unless its net assets exceed a minimum net asset threshold ($1,866,600 as of November 30, 2016). As of November 30, 2016, the Company had $43,000 outstanding under the Term Loan at an interest rate of 1.86% and it was able to borrow under the Term Loan because its net asset value ($2,180,781) was above the minimum net asset threshold.

As of November 30, 2016, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

11.    Notes

At November 30, 2016, the Company had $767,000 aggregate principal amount of Notes outstanding. During the first quarter, the Company redeemed $264,000 of Notes. The table below sets forth a summary of those redemptions.

Date of Redemption	Series	Principal Redeemed	Redemption Price
12/14/15	R	$22,000	102.0%
12/14/15	S	52,800	102.0
12/14/15	T	35,200	102.0
12/14/15	V	70,000	100.7
1/20/16	W	10,000	106.7
1/28/16	R	3,000	102.0
1/28/16	S	7,200	102.0
1/28/16	T	4,800	102.0
1/28/16	W	21,000	102.0
2/18/16	W	38,000	102.0

		$264,000

The table below sets forth the key terms of each series of Notes outstanding at November 30, 2016.

Series	Principal Outstanding, November 30, 2015	Principal Redeemed	Principal Outstanding, November 30, 2016	Estimated Fair Value November 30, 2016	Fixed Interest Rate	Maturity Date
R	$25,000	$(25,000)	$—	$—	3.73%	11/9/17
S	60,000	(60,000)	—	—	4.40%	11/9/20
T	40,000	(40,000)	—	—	4.50%	11/9/22
V	70,000	(70,000)	—	—	3.71%	5/26/16
W	100,000	(69,000)	31,000	32,500	4.38%	5/26/18
Y	20,000	—	20,000	20,300	2.91%	5/3/17
Z	15,000	—	15,000	15,500	3.39%	5/3/19
AA	15,000	—	15,000	15,600	3.56%	5/3/20
BB	35,000	—	35,000	36,600	3.77%	5/3/21
CC	76,000	—	76,000	79,800	3.95%	5/3/22
DD	75,000	—	75,000	76,200	2.74%	4/16/19
EE	50,000	—	50,000	51,000	3.20%	4/16/21
FF	65,000	—	65,000	66,300	3.57%	4/16/23
GG	45,000	—	45,000	45,700	3.67%	4/16/25
II	30,000	—	30,000	30,500	2.88%	7/30/19
JJ	30,000	—	30,000	30,900	3.46%	7/30/21
KK	80,000	—	80,000	82,900	3.93%	7/30/24
LL	50,000	—	50,000	50,500	2.89%	10/29/20
MM	40,000	—	40,000	40,300	3.26%	10/29/22
NN	20,000	—	20,000	20,000	3.37%	10/29/23
OO	90,000	—	90,000	90,100	3.46%	10/29/24

	$1,031,000	$(264,000)	$767,000	$784,700

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of November 30, 2016, the weighted average interest rate on the outstanding Notes was 3.46%.

As of November 30, 2016, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2016, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At November 30, 2016, the Company had 12,000,000 shares of MRP Shares outstanding, with a total liquidation value of $300,000 ($25.00 per share). On December 16, 2015 and on January 12, 2016, the Company redeemed a total of 2,400,000 shares of its Series E MRP Shares at a redemption price equal to the liquidation value plus accumulated unpaid dividends. On October 3, 2016, the Company redeemed all 2,000,000 shares of its Series G MRP Shares with an aggregate liquidation value of $50,000 plus accumulated unpaid dividends.

On November 9, 2016, the Company completed a private placement of $50,000 of Series J MRP Shares. Net proceeds from the offering along with borrowings on the Company’s Term Loan were used to redeem all 4,160,000 shares of its Series A MRP Shares ($104,000 liquidation value) at a redemption price equal to the liquidation value plus accumulated unpaid dividends. The table below sets forth the key terms of each series of the MRP Shares at November 30, 2016.

Series	Liquidation Value November 30, 2015	Liquidation Value Redeemed	Liquidation Value Issued	Liquidation Value November 30, 2016	Estimated Fair Value November 30, 2016	Rate	Mandatory Redemption Date
A	$104,000	$(104,000)	$—	$—	$—	5.57%	5/7/17
B	8,000	—	—	8,000	8,100	4.53%	11/9/17
C	42,000	—	—	42,000	44,200	5.20%	11/9/20
E	60,000	(60,000)	—	—	—	4.25%	4/1/19
F(1)	125,000	—	—	125,000	127,050	3.50%	4/15/20
G	50,000	(50,000)	—	—	—	4.60%	10/1/21
H	50,000	—	—	50,000	50,400	4.06%	7/30/21
I	25,000	—	—	25,000	24,700	3.86%	10/29/22
J	—	—	50,000	50,000	48,700	3.36%	11/9/21

	$464,000	$(214,000)	$50,000	$300,000	$303,150

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.41 as of November 30, 2016.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Holders of the Series B, C, H, I and J MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the Series F MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

On December 16, 2015, FitchRatings downgraded the rating on the Company’s MRP Shares to “A” from “AA”. The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series B, C, H, I and J	Series F
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2016, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At November 30, 2016, the Company had 188,000,000 shares of common stock authorized and 113,687,509 shares outstanding. On December 17, 2015, KAFA agreed to purchase $10,035 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($15.09 per share) which represents a 9.2% premium to the closing market price. The 665,037 shares issued in connection with this purchase were distributed amongst the principals of KAFA, including KACALP, the managing member of KAFA. As of November 30, 2016, KACALP owned 285,929 shares of the Company. Transactions in common shares for the fiscal year ended November 30, 2016 were as follows:

Shares outstanding at November 30, 2015	111,525,012
Shares issued in connection with purchase by investment advisor	665,037
Shares issued through reinvestment of distributions	1,497,460

Shares outstanding at November 30, 2016	113,687,509

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

14.    Subsequent Events

On December 15, 2016, the Company declared its quarterly distribution of $0.55 per common share for the fourth quarter. The total distribution of $62,528 was paid January 13, 2017. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,035 was reinvested into the Company through the issuance of 324,488 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 27, 2017